                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): December 17, 1999

                                   NEFF CORP.
             _____________________________________________________
             (Exact name of registrant as specified in its charter)

           Delaware                001-14145                    65-0626400
____________________________  ________________________    ____________________
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
           of Incorporation)                              identification Number)

             3750 N.W. 87th Avenue, Suite 400, Miami, Florida 33178
              _____________________________________________________
              (Address or principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (305) 513-3350

ITEM 2.  Acquisitions or Disposition of Assets

The historical consolidated financial statements of Neff Corp. (the "Registrant") include the results of operations and financial position of Neff Machinery Inc. ("Machinery") and Sullair Argentina Sociedad Anonima ("Sullair"), two subsidiaries of the Registrant. On December 17, 1999, the Registrant sold all of the capital stock of Machinery to a third party for $90.5 million (as reported in the Registrant's current report on Form 8-K dated December 29, 1999, as amended on December 30, 1999 and March 2, 2000). The Registrant's equity interest in Sullair was also sold in the fourth quarter of fiscal year 1999 (as reported in the Registrant's current report on Form 8-K dated December 2, 1999). The pro forma condensed consolidated statement of operations for the nine months ended September 30, 1999 was prepared assuming that the sales of Machinery and Sullair occurred as of January 1, 1999. The pro forma consolidated balance sheet as of September 30, 1999 was prepared assuming that the sales occurred as of that date. The pro forma condensed consolidated statement of operations for the year ended December 31, 1998 was prepared assuming the sales of Machinery and Sullair occurred as of January 1, 1998. The value of net assets of Machinery and Sullair at the historical sale dates differ from those used at September 30, 1999 and December 31, 1998. The Registrant will record a loss on the sales of Machinery and Sullair in its fourth quarter of fiscal year 1999. Such loss is not expected to differ materially from the after-tax loss of $0.42 million based on the September 30, 1999 net assets of Machinery and Sullair.

The unaudited pro forma condensed consolidated financial statements for the periods ended September 30, 1999 and the year ended December 31, 1998 are presented for information purposes only and are not intended to reflect the Registrant's expected future financial position or results of operations. The pro forma condensed consolidated financial statements should be read in conjunction with the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and the Registrant's Quarterly Report on Form 10-Q for the nine months ended September 30, 1999.

                                   NEFF CORP.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                (unaudited, $ in thousands, except per share data)



                                                                               Pro Forma
                                                               As Reported    Adjustments          Pro Forma
                                                               -----------    -----------         -----------

 Revenues:
      Rental revenues ......................................     $165,954      $(35,115) (a)        $130,839
      Equipment sales ......................................       96,085       (56,534) (a)          39,551
      Parts and service ....................................       36,494       (25,326) (a)          11,168
                                                                 --------      --------             --------

           Total revenues ..................................      298,533      (116,975)             181,558
                                                                 --------      --------             --------
 Cost of revenues:
      Cost of equipment sold ...............................       78,544       (46,210) (a)          32,334
      Depreciation of rental equipment .....................       41,615       (11,438) (a)          30,177
      Maintenance of rental equipment.......................       49,221        (8,092) (a)          41,129
      Cost of parts and service ............................       23,477       (16,746) (a)           6,731
                                                                 --------      --------             --------
           Total cost of revenues ..........................      192,857       (82,486)             110,371
                                                                 --------      --------             --------

 Gross profit ..............................................      105,676       (34,489)              71,187
                                                                 --------      --------             --------

 Other operating expenses:
      Selling, general and administrative expenses .........       54,729       (13,296) (a)          41,433
      Other depreciation and amortization ..................        8,016        (1,598) (a,d)         6,418
      Writedown of assets held for sale ....................        1,444             -                1,444
                                                                 --------      --------             --------
           Total other operating expenses ..................       64,189       (14,894)              49,295
                                                                 --------      --------             --------

 Incomefrom operations .....................................       41,487       (19,595)              21,892
                                                                 --------      --------             --------

 Other expenses:
      Interest expense .....................................       29,782        (9,028) (a,b)        20,754
      Amortization of debt issue costs .....................          871           (36) (a)             835
                                                                 --------      --------             --------
           Total other expenses ............................       30,653        (9,064)              21,589
                                                                 --------      --------             --------

 Income before income taxes and minority interest ..........       10,834       (10,531)                 303
 Provision for income taxes ................................       (4,104)        3,978  (a,c)          (126)
                                                                 --------      --------             --------

 Income before minority interest ...........................        6,730        (6,553)                 177
 Minority interest .........................................       (1,468)        1,468                    -
                                                                 --------      --------             --------

 Net income ................................................     $  5,262      $ (5,085)            $    177
                                                                 ========      ========             ========
 Earnings per share:
        Basic ..............................................     $   0.25                           $   0.01
                                                                 ========                           ========

        Diluted ............................................     $   0.24                           $   0.01
                                                                 ========                           ========

 Weighted average common shares outstanding:
        Basic ..............................................       21,165                             21,165
                                                                 ========                           ========

        Diluted ............................................       21,931                             21,931
                                                                 ========                           ========

 FOOTNOTES:
 (a) To eliminate results of Machinery and Sullair for the nine months ended September 30, 1999.
 (b) To reflect reduction of interest expense at an average rate of 7.9% assuming debt repayment by the Company from the proceeds of the sales of Machinery and Sullair. The actual proceeds available for debt repayment may differ.
 (c)     To reflect the income tax effect of pro forma adjustments.
 (d) To eliminate items related to Machinery recorded on Neff Corp.'s financial statements.

                                   NEFF CORP.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1999
                           (unaudited, $ in thousands)







                                                                               Pro Forma
                                                                As Reported   Adjustments          Pro Forma
                                                                 --------      --------             --------
 Assets:
      Cash and cash equivalents ............................  $     5,507    $   (1,210)  (1)     $    4,297

      Rental equipment, net ................................      393,352       (92,146)  (1)        301,206

      Goodwill, net ........................................      108,275       (19,699)  (1)         88,576

      Other assets .........................................      158,480       (84,474)  (1)         74,006
                                                                 --------      --------             --------

           Total assets ....................................  $   665,614    $ (197,529)  (1)     $  468,085
                                                                 ========      ========             ========

Liabilities and stockholders' equity

Liabilities:

      Senior credit facility ...............................  $   259,400    $ (135,142) (1,2)    $  124,258

      10 1/4% sub notes ....................................      198,633             -              198,633

      Other liabilities ....................................       88,445       (47,860) (1)          40,585
                                                                 --------      --------             --------
           Total liabilities ...............................      546,478      (183,002)             363,476
                                                                 --------      --------             --------

Minority interest ..........................................       14,502       (14,502)                   -
                                                                 --------      --------             --------

Stockholders' equity .......................................      104,634           (25)             104,609
                                                                 --------      --------             --------

Total liabilities and stockholders' equity .................  $   665,614    $ (197,529)          $  468,085
                                                                 ========      ========             ========

Footnotes:

[1]     To adjust for the assets and liabilities of Machinery and Sullair.
[2]     To  reflect  the payment of debt by the company from the proceeds of the sales  of Machinery and Sullair. The actual proceeds  available for debt repayment may differ.


                                   NEFF CORP.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          Year Ended December 31, 1998
               (unaudited, $ in thousands, except per share data)

                                                                               Pro Forma
                                                               As Reported    Adjustments           Pro Forma
                                                                 --------       --------             --------
 Revenues:
      Rental revenues ......................................     $179,014      $(28,055) (a)        $150,959
      Equipment sales ......................................      108,352       (63,965) (a)          44,387
      Parts and service ....................................       36,724       (28,445) (a)           8,279
                                                                 --------      --------             --------

           Total revenues ..................................      324,090      (120,465)             203,625
                                                                 --------      --------             --------
Cost of revenues:
      Cost of equipment sold ...............................       83,783       (51,526) (a)          32,257
      Depreciation of rental equipment .....................       56,336       (16,463) (a)          39,873
      Maintenance of rental equipment.......................       49,858        (4,334) (a)          45,524
      Cost of parts and service ............................       23,690       (18,806) (a)           4,884
                                                                 --------      --------             --------
           Total cost of revenues ..........................      213,667       (91,129)             122,538
                                                                 --------      --------             --------

 Gross profit ..............................................      110,423       (29,336)              81,087
                                                                 --------      --------             --------

 Other operating expenses:
      Selling, general and administrative expenses .........       60,347       (13,542) (a)          46,805
      Other depreciation and amortization ..................        8,833        (1,477) (a,d)         7,356
      Officer stock option compensation ....................        3,198             -                3,198
                                                                 --------      --------             --------
           Total other operating expenses ..................       72,378       (15,019)              57,359
                                                                 --------      --------             --------

 Income from operations ....................................       38,045       (14,317)              23,728
                                                                 --------      --------             --------

 Other expenses:
      Interest expense .....................................       32,677       (10,570) (a,b)        22,107
      Amortization of debt issue costs .....................        3,178          (730) (a)           2,448
                                                                 --------      --------             --------
           Total other expenses ............................       35,855       (11,300)              24,555
                                                                 --------      --------             --------

 Income (loss) before income taxes and minority interest ...        2,190        (3,017)                (827)
 Provision for income taxes ................................          134           177  (a,c)           311
                                                                 --------      --------             --------

 Income (loss) before minority interest and
  extraordinary item .......................................        2,324        (2,840)                (516)
 Minority interest .........................................       (1,111)        1,111                    -
                                                                 --------      --------             --------

 Net income (loss) before extraordinary item ...............        1,213        (1,729)                (516)
                                                                 --------      --------             --------

 Preferred stock dividend ..................................       (1,010)            -               (1,010)
 Accretion of preferred stock ..............................       (4,093)            -               (4,093)
                                                                 --------       -------             --------
 Loss attributable to common stockholders before
  extraordinary item .......................................     $ (3,890)     $ (1,729)            $ (5,619)
                                                                 ========      ========             ========

 Earnings per Share:
        Basic and diluted ..................................     $  (0.23)                          $  (0.33)
                                                                 ========                           ========

 Weighted average common shares outstanding:
        Basic and diluted ..................................       17,213                             17,213
                                                                 ========                           ========


 FOOTNOTES:
 (a) To eliminate results of Machinery and Sullair for the twelve months ended December 31, 1998.
 (b) To reflect reduction of interest expense at an average rate of 7.9% assuming debt repayment by the Company from the proceeds of the sales of Machinery and Sullair. The actual proceeds available for debt repayment may differ.
 (c)     To reflect the income tax effect of pro forma adjustments.
 (d) To eliminate items related to Machinery recorded on Neff Corp.'s financial statements.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Neff Corp.
                                              Registrant
Date: November 27, 2000
                                              /s/ Mark Irion
                                              _______________________________
                                              Mark Irion
                                              Chief Financial Officer
                                              On behalf of the registrant and as
                                              Principal Financial and Accounting
                                              Officer

















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